UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                              October 26, 2001


                     FIRST MID-ILLINOIS BANCSHARES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)


                0-13368                            37-1103704
        (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)


                  1515 CHARLESTON AVENUE, MATTOON, IL 61938
         (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                               (217) 234-7454
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


   Item 5.   Other Events

   Incorporated by reference are a letter to shareholders ("Letter")and a press release issued by the Registrant on October 26, 2001, attached as Exhibits 99.1 and 99.2, respectively, providing information concerning the Registrant's financial results as of and for the nine months ended September 30, 2001, and the Registrant's announcement that its Board of Directors authorized (1) a three-for-two stock split in the form of a 50 percent stock dividend to holders of record of shares of Common Stock as of October 26, 2001, payable on November 16, 2001, and (2) the repurchase of up to an aggregate of $3 million of additional shares of Registrant's Common Stock. Attached to the Letter are the unaudited condensed consolidated balance sheets, statements of income, and statements of changes in stockholders' equity as of and for the nine months ended September 30, 2001.


   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits

        Exhibit 99.1 - Letter to shareholders dated October 26, 2001 and unaudited financial statements as of and for the nine months ended September 30, 2001.

        Exhibit 99.2 - Press release issued October 26, 2001.


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST MID-ILLINOIS BANCSHARES, INC.



   Dated: October 30, 2001            By:  /s/ William S. Rowland
                                           ------------------------------
                                           William S. Rowland
                                           President and Chief
                                           Executive Officer


                                EXHIBIT INDEX
                                -------------

   Exhibit
   Number                        Description
   -------                       -----------

   99.1 Letter to shareholders dated October 26, 2001 and unaudited financial statements as of and for the nine months ended September 30, 2001.

   99.2                          Press release issued October 26, 2001.